Exhibit 10.19

AMENDMENT NO. ONE TO THE

ZEBRA TECHNOLOGIES CORPORATION

2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

This AMENDMENT NO. ONE TO THE ZEBRA TECHNOLOGIES CORPORATION NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (this “Amendment No. 1”), dated               , 2002, is made by Zebra Technologies Corporation, a Delaware corporation (the “Company”).

WHEREAS, the Zebra Technologies Corporation 2002 Non-Employee Director Stock Option Plan (the “Plan”) was adopted by the Company’s Board of Directors (the “Board”) in January 2002;

WHEREAS, the Board desires to amend the Plan as described herein; and

WHEREAS, the Board has been granted the authority to amend the Plan pursuant to Paragraph 15 of the Plan;

NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approval of the Board of Directors of the Company:

1.             The Plan is hereby amended by replacing the second sentence of Paragraph 7(b) of the Plan in its entirety with the following:

“The price at which a share of Common stock may be purchased upon exercise of an Option shall be established by the Committee, provided, however, that in no case shall such price be less than the Fair Market Value on the date of grant of such Option.”

2.             Except as expressly amended and supplemented by this Amendment No. 1, the Plan is hereby ratified and confirmed in all respects.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused its                                 to execute this Amendment No. One to the Plan as of the             day of                              , 2002.

ZEBRA TECHNOLOGIES CORPORATION

By:	/s/ EDWARD L. KAPLAN

Name:

Its:

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